CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Goodwin California Tax Exempt Bond Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 6, 2004                             /s/ Philip R. McLoughlin
     -------------------------------              ------------------------------
                                                  Philip R. McLoughlin, Chairman
                                                  (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix-Goodwin California Tax Exempt Bond Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 6, 2004                              /s/ Nancy G. Curtiss
     -------------------------------               -----------------------------
                                                   Nancy G. Curtiss, Treasurer
                                                   (principal financial officer)